UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: July 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

GLOBAL INFLATION MANAGEMENT FUND

FORM N-Q

JULY 31, 2010

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 50.9%
Canada - 2.3%
Canadian Government Bond	2.000%	12/1/41	115,026	CAD	$126,654
Government of Canada, Bonds	4.250%	12/1/26	370,779	CAD	508,826
Government of Canada, Bonds	3.000%	12/1/36	101,630	CAD	130,810

Total Canada					766,290

France - 10.3%
France Government Bond OAT	1.100%	7/25/22	619,162	EUR	786,506
France Government Bond OAT	4.000%	10/25/38	40,000	EUR	55,694
Government of France, Bonds	1.600%	7/25/11	402,948	EUR	535,084
Government of France, Bonds	3.000%	7/25/12	306,769	EUR	428,728
Government of France, Bonds	2.500%	7/25/13	204,701	EUR	287,127
Government of France, Bonds	1.600%	7/25/15	346,844	EUR	475,601
Government of France, Bonds	1.000%	7/25/17	356,308	EUR	473,963
Government of France, Bonds	2.250%	7/25/20	319,701	EUR	460,688

Total France					3,503,391

Germany - 6.5%
Bundesobligation, Inflation Linked	2.250%	4/15/13	203,308	EUR	280,834
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	1,260,000	EUR	1,913,040

Total Germany					2,193,874

Greece - 0.2%
Hellenic Republic	2.300%	7/25/30	128,596	EUR	87,602

Italy - 7.1%
Italy Buoni Poliennali Del Tesoro, Bonds	1.850%	9/15/12	352,532	EUR	471,771
Italy Buoni Poliennali Del Tesoro, Bonds	2.100%	9/15/21	760,313	EUR	958,501
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.150%	9/15/14	445,364	EUR	602,259
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.350%	9/15/35	279,645	EUR	369,387

Total Italy					2,401,918

Japan - 4.1%
Government of Japan, Bonds	1.200%	3/10/14	2,979,000	JPY	34,549
Government of Japan, Bonds	1.100%	6/10/14	6,986,000	JPY	80,108
Government of Japan, Bonds	0.500%	12/10/14	10,327,200	JPY	116,081
Government of Japan, Bonds	0.500%	6/10/15	15,015,000	JPY	166,918
Government of Japan, Bonds	0.800%	9/10/15	12,761,600	JPY	143,981
Government of Japan, Bonds	0.800%	12/10/15	11,729,200	JPY	132,702
Government of Japan, Bonds	1.200%	12/10/17	19,800,000	JPY	225,592
Government of Japan, Bonds	1.400%	3/10/18	13,087,200	JPY	150,929
Government of Japan, Bonds	1.400%	6/10/18	29,550,000	JPY	337,370

Total Japan					1,388,230

Sweden - 1.2%
Government of Sweden	4.000%	12/1/20	1,810,000	SEK	393,724

United Kingdom - 19.2%
United Kingdom Gilt	0.750%	11/22/47	96,859	GBP	151,941
United Kingdom Treasury Gilt	2.500%	8/16/13	180,000	GBP	781,117
United Kingdom Treasury Gilt	1.250%	11/22/55	80,273	GBP	154,682
United Kingdom Treasury Gilt, Bonds	2.500%	7/26/16	110,000	GBP	531,397
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/17	138,505	GBP	231,659
United Kingdom Treasury Gilt, Bonds	2.500%	4/16/20	115,000	GBP	556,890
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	228,320	GBP	396,767
United Kingdom Treasury Gilt, Bonds	2.500%	7/17/24	135,000	GBP	566,992
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	276,523	GBP	444,958
United Kingdom Treasury Gilt, Bonds	4.125%	7/22/30	132,000	GBP	524,187
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	195,660	GBP	321,458
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	106,000	GBP	258,306
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	499,731	GBP	832,835
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	382,095	GBP	560,423

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
United Kingdom—continued
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	115,765	GBP	$171,980

Total United Kingdom					6,485,592

TOTAL SOVEREIGN BONDS (Cost - $16,211,097)					17,220,621

CORPORATE BONDS & NOTES - 6.4%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	5,000		5,550
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	15,000		17,100

Total Hotels, Restaurants & Leisure					22,650

Media - 0.2%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	10,000		10,975
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000		10,250
DISH DBS Corp., Senior Notes	7.750%	5/31/15	40,000		42,000

Total Media					63,225

TOTAL CONSUMER DISCRETIONARY					85,875

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		74,375
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000		32,400	(a)
El Paso Corp., Senior Notes	8.250%	2/15/16	85,000		92,862
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	25,000		26,750	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	10,000		10,250	(a)

TOTAL ENERGY					236,637

FINANCIALS - 4.0%
Capital Markets - 0.4%
Goldman Sachs Group Inc., Senior Notes	5.375%	2/15/13	110,000	EUR	151,048
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		377	(a)(b)(c)

Total Capital Markets					151,425

Commercial Banks - 1.7%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		375	(a)(b)(c)(d)
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	33,000	EUR	27,523	(e)(f)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	150,000	EUR	198,422
Royal Bank of Scotland Group PLC, Junior Subordinated Debentures	7.092%	9/29/17	100,000	EUR	80,796	(b)(e)(f)
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	190,000	EUR	259,184

Total Commercial Banks					566,300

Diversified Financial Services - 1.3%
Citigroup Inc., Senior Notes	7.375%	9/4/19	150,000	EUR	229,466
Fortis Hybrid Financing	5.125%	6/20/16	100,000	EUR	88,614	(e)(f)
GE Capital European Funding, Senior Notes	4.875%	3/6/13	100,000	EUR	138,582

Total Diversified Financial Services					456,662

Insurance - 0.5%
ELM BV	5.252%	5/25/16	150,000	EUR	173,970	(e)(f)

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000		21,237

TOTAL FINANCIALS					1,369,594

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
DaVita Inc., Senior Notes	6.625%	3/15/13	19,000		19,356
HCA Inc., Senior Secured Notes	9.875%	2/15/17	80,000		89,000
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	35,000		36,138
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	5,000		5,706	(a)

TOTAL HEALTH CARE					150,200

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		19,320

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000		$31,650

Metals & Mining - 0.1%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	30,000		30,863	(a)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000		6,083
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000		6,057
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	5,000		6,253

Total Metals & Mining					49,256

TOTAL MATERIALS					80,906

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.3%
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	50,000		52,250
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000		41,900

Total Diversified Telecommunication Services					94,150

Wireless Telecommunication Services - 0.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	25,000		26,000
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000		53,250

Total Wireless Telecommunication Services					79,250

TOTAL TELECOMMUNICATION SERVICES					173,400

UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	30,000		31,500	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000		25,400

TOTAL UTILITIES					56,900

TOTAL CORPORATE BONDS & NOTES (Cost - $2,434,809)					2,172,832

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 5.1%
Australia - 2.0%
Australia Government, Bonds	4.000%	8/20/20	455,000	AUD	662,805

Canada - 0.1%
Government of Canada, Bonds	4.250%	12/1/21	27,998	CAD	35,852

Sweden - 3.0%
Government of Sweden, Bonds	3.500%	12/1/28	4,670,000	SEK	1,017,672

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,506,028)					1,716,329

U.S. TREASURY INFLATION PROTECTED SECURITIES - 35.9%
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	667,398		710,465
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	213,826		226,705
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	769,711		848,125	(g)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	714,519		749,966
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	540,945		594,195
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	614,450		617,282	(g)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	580,044		742,547
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	279,455		312,640
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	663,585		882,516
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	282,709		362,619	(g)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	561,445		597,412
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	419,320		434,947
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	392,247		401,563
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	797,027		851,137
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	20,619		21,600
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	115,746		124,382
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	2,022,437		2,142,520
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	448,672		482,778
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	450,697		487,844

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES—continued
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	410,533	$458,546
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	97,370	107,723

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $11,262,516)				12,157,512

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Call @ $99.75		12/13/10	49	919
Eurodollar Futures, Put @ $99		9/13/10	65	812
U.S. Dollar vs. Japanese Yen Futures, Call @ $96		9/15/10	1,680,000	160	(c)
U.S. Treasury 10-Year Notes Futures, Call @ $132		8/27/10	21	328
U.S. Treasury 2-Year Notes Futures, Call @ $110		8/27/10	44	688
U.S. Treasury 5-Year Notes Futures, Put @ $117		8/27/10	50	781

TOTAL PURCHASED OPTIONS (Cost - $37,158)				3,688

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $31,451,608)				33,270,982

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENT - 0.8%
Repurchase Agreement - 0.8%
Morgan Stanley tri-party repurchase agreement dated 7/30/10; Proceeds at maturity - $261,004; (Fully collateralized by U.S. government agency obligations, 1.450% due 7/29/13; Market value - $267,094) (Cost - $261,000)	0.190%	8/2/10	261,000	261,000

TOTAL INVESTMENTS - 99.1% (Cost - $31,712,608#)				33,531,982
Other Assets in Excess of Liabilities - 0.9%				302,210

TOTAL NET ASSETS - 100.0%				$33,834,192

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2010.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$17,220,621	—	$17,220,621
Corporate bonds & notes	—	2,172,080	$752	2,172,832
Non-U.S. treasury inflation protected securities	—	1,716,329	—	1,716,329
U.S. treasury inflation protected securities	—	12,157,512	—	12,157,512
Purchased options	$3,528	160	—	3,688

Total long-term investments	$3,528	$33,266,702	$752	$33,270,982

Short-term investments†	—	261,000	—	261,000

Total investments	$3,528	$33,527,702	$752	$33,531,982

Other financial instruments:
Futures contracts	$(362,163)	—	—	$(362,163)
Forward foreign currency contracts	—	$265,199	—	265,199
Options on futures	3,753	—	—	3,753

Total other financial instruments	$(358,410)	$265,199	—	$(93,211)

Total	$(354,882)	$33,792,901	$752	$33,438,771

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2009	—
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)(1)	—
Net purchases (sales)	—
Transfers in to Level 3	$752
Transfers out of Level 3	—

Balance as of July 31, 2010	$752

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010(1)	—

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,408,352
Gross unrealized depreciation	(588,978)

Net unrealized appreciation	$1,819,374

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Sell:
90-Day Eurodollar	44	12/10	10,803,307	$10,951,050	$(147,743)
German Euro Bund	6	9/10	1,005,641	1,005,120	521
LIBOR	85	12/10	16,420,035	16,535,499	(115,464)
U.S. Treasury 2-Year Notes	24	9/10	5,227,610	5,259,000	(31,390)
U.S. Treasury 5-Year Notes	27	9/10	3,215,396	3,235,359	(19,963)
U.S. Treasury 10-Year Notes	14	9/10	1,685,251	1,733,375	(48,124)

Net unrealized loss on open futures contracts					$(362,163)

During the period ended July 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2009	—	—
Options written	15	$6,373
Options closed	(15)	(6,373)

Written options, outstanding July 31, 2010	—	—

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:
Australian Dollar	JPMorgan Chase Bank	644,566	$582,261	8/17/10	$14,322
Australian Dollar	Credit Suisse London	360,300	325,473	8/17/10	4,140
Australian Dollar	Credit Suisse London	320,000	289,069	8/17/10	25,020
Australian Dollar	Credit Suisse London	134,684	121,665	8/17/10	5,083
Australian Dollar	Credit Suisse London	23,000	20,777	8/17/10	671
British Pound	JPMorgan Chase Bank	637,550	1,000,345	8/17/10	34,916
British Pound	Credit Suisse London	378,143	593,323	8/17/10	23,273
British Pound	UBS AG London	210,738	330,658	8/17/10	14,995
British Pound	UBS AG London	192,065	301,359	8/17/10	9,855
British Pound	Credit Suisse London	165,901	260,306	8/17/10	17,240
British Pound	Credit Suisse London	152,755	239,679	8/17/10	20,186
Canadian Dollar	Credit Suisse London	1,636,375	1,591,461	8/17/10	4,443
Euro	Credit Suisse London	3,563,200	4,643,354	8/17/10	80,677
Euro	Credit Suisse London	565,452	736,864	8/17/10	41,629
Euro	Credit Suisse London	440,000	573,382	8/17/10	28,579
Euro	UBS AG London	404,003	526,474	8/17/10	26,301
Euro	JPMorgan Chase Bank	270,000	351,848	8/17/10	22,205
Euro	BNP Paribas SA	260,000	338,817	8/17/10	1,302
Euro	JPMorgan Chase Bank	254,615	331,799	8/17/10	6,228
Euro	JPMorgan Chase Bank	124,304	161,985	8/17/10	534
Euro	UBS AG London	87,810	114,428	8/17/10	2,878
Euro	Morgan Stanley & Co.	75,000	97,736	8/17/10	2,277
Euro	JPMorgan Chase Bank	58,661	76,444	8/17/10	4,370
Euro	Credit Suisse London	41,474	54,046	8/17/10	839
Hong Kong Dollar	Credit Suisse London	1,300,000	167,380	8/17/10	(59)
Japanese Yen	Credit Suisse London	154,108,992	1,783,977	8/17/10	137,513
Japanese Yen	JPMorgan Chase Bank	40,756,571	471,801	8/17/10	12,676
Swedish Krona	Credit Suisse London	2,840,605	393,427	8/17/10	19,170
Swedish Krona	UBS AG London	1,146,918	158,849	8/17/10	4,563

					565,826

Contracts to Sell:
Australian Dollar	UBS AG London	100,000	90,334	8/17/10	(903)
Australian Dollar	JPMorgan Chase Bank	529,959	478,733	8/17/10	(3,158)
Australian Dollar	Credit Suisse London	1,264,283	1,142,076	8/17/10	(7,951)
British Pound	Deutsche Bank AG London	40,001	62,763	8/17/10	(1,978)
British Pound	Credit Suisse London	62,655	98,308	8/17/10	(639)
British Pound	Credit Suisse London	76,358	119,809	8/17/10	(2,042)
British Pound	Credit Suisse London	362,225	568,348	8/17/10	(12,966)
Canadian Dollar	JPMorgan Chase Bank	304,105	295,758	8/17/10	277
Canadian Dollar	JPMorgan Chase Bank	350,339	340,723	8/17/10	(11,080)
Euro	UBS AG London	373,481	486,698	8/17/10	(28,360)
Euro	Credit Suisse London	598,497	779,926	8/17/10	(3,466)
Euro	UBS AG London	2,330,963	3,037,575	8/17/10	4,763
Euro	JPMorgan Chase Bank	2,917,861	3,802,386	8/17/10	(25,128)
Japanese Yen	Credit Suisse London	15,225,210	176,248	8/17/10	(7,248)
Japanese Yen	Deutsche Bank AG London	18,180,000	210,453	8/17/10	(16,444)
Japanese Yen	BNP Paribas SA	34,216,780	396,096	8/17/10	(34,626)
Japanese Yen	UBS AG London	54,162,185	626,985	8/17/10	(44,909)
Japanese Yen	JPMorgan Chase Bank	64,141,994	742,512	8/17/10	(65,180)
Swedish Krona	Credit Suisse London	2,716,120	376,185	8/17/10	(16,710)
Swedish Krona	JPMorgan Chase Bank	5,411,710	749,527	8/17/10	(22,879)

					(300,627)

Net unrealized gain on open forward foreign currency contracts					$265,199

Notes to Schedule of Investments (unaudited) (continued)

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At July 31, 2010, the Fund held the following purchased and written options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Schatz, Call	53	110.60	8/31/10	$1,808	$345	$(1,463)
LIBOR, Call	85	99.75	12/15/10	936	0	(936)
LIBOR, Put	69	99.00	12/15/10	13,683	6,767	(6,916)
LIBOR, Put	24	98.88	9/15/10	6,642	235	(6,407)

						$(15,722)

Contracts to Sell:
LIBOR, Put	69	98.00	12/15/10	$20,152	$677	$19,475

Net Unrealized Gain on Purchased and Written Options on Futures						$3,753

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts*		Purchased Options, at value	Forward Foreign Currency Contracts		Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation		Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$19,996	$(378,406)	$3,688	—	—	$(354,722)

Foreign Exchange Contracts		—	—	$570,925	$(305,726)	265,199

Total	$19,996	$(378,406)	$3,688	$570,925	$(305,726)	$(89,523)

*	Includes options on futures.

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$12,646
Forward foreign currency contracts (to buy)	15,249,553
Forward foreign currency contracts (to sell)	15,234,824
Futures contracts (to buy)	4,492,868
Futures contracts (to sell)	40,155,962

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 27, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	September 27, 2010